Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Robert Y. L. Mao, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of 3Com Corporation on Form 10-Q for the fiscal quarter ended November 28, 2008 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of 3Com Corporation.

Date: January 7, 2009	By: Name:	/s/ Robert Y. L. Mao Robert Y. L. Mao
	Title:	Chief Executive Officer
I, Jay Zager, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of 3Com Corporation on Form 10-Q for the fiscal quarter ended November 28, 2008 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of 3Com Corporation.

Date: January 7, 2009	By: Name:	/s/ Jay Zager Jay Zager
	Title:	Executive Vice President and Chief Financial Officer

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